UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                                FORM 8-K

                             CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)         July 19, 2001
                                          -------------------------------------


                           Associated Banc-Corp
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its chapter)

   Wisconsin                                    39-1098068
-------------------------------------------------------------------------------
(State or other jurisdiction of     Commission(IRS Employer Identification No.)
incorporation)                                       File Number)

       1200 Hansen Road, Green Bay, Wisconsin                      54304
-------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip code)

                                             920-491-7000
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

Item 5. Other Events.

On July 19, 2001, Associated Banc-Corp reported second quarter of 2001 earnings of 69 cents per diluted share. Associated Banc-Corp is placing on file as
Exhibit 99 a copy of the Company's financial results for the quarter ended June 30, 2001. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended June 30, 2001.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99. Earnings news release of Associated Banc-Corp, dated July 19, 2001, of financial results for the quarter ended June 30, 2001.

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Associated Banc-Corp
                       -------------------------------------------------------
                                  (Registrant)


Date:  July 26, 2001        /s/ Joseph B. Selner
                       -------------------------------------------------------
                                Joseph B. Selner
                                Chief Financial Officer

                         EXHIBIT 99

                     [GRAPHIC OMITTED]
Contacts:
Investors:
       Joe Selner, Chief Financial Officer
       920-491-7120

Media:
       Jon Drayna, Corporate Communications
       920-491-7006



News Release

 Associated Banc-Corp reports record 2nd quarter earnings of 69 cents per share

     GREEN BAY, Wis. - July 19, 2001 - Associated Banc-Corp (NASDAQ: ASBC) reported record earnings of 69 cents per diluted share for the second quarter of 2001, compared to 63 cents in the second quarter of 2000, an increase of 9.5 percent. Net income was $46.0 million, compared to $43.7 million in the year-earlier quarter.

Return on average assets rose to 1.42 percent, compared to 1.39 percent in the comparable 2000 quarter. Return on average equity was 18.02 percent, compared to
19.06 percent in the year-earlier period.

Net interest income rose to $104.0 million in the second quarter, compared to $96.4 million in the year-earlier quarter, as the company's net interest margin continued to benefit from declining interest rates. Associated's net interest margin was 3.56 percent for the second quarter, compared to 3.37 percent in the year-earlier quarter and 3.34 percent in the first quarter.

Commercial loans grew by 12.2 percent while overall loan growth was 3.3 percent over the second quarter of 2000. As the company experienced heavy mortgage refinancing in the quarter, the resulting new mortgages were sold into the secondary market, tempering total loan growth. Associated retained servicing for these residential mortgage loans.

Credit quality remained strong overall, with second quarter net charge-offs of 16 basis points of average loans, annualized. Net charge-offs in the second quarter totaled $3.6 million, compared to $1.9 million in the year-earlier quarter, and $2.1 million in the first quarter, reflecting economic softening, which is affecting the bank's customers.

Non-interest income for the second quarter of 2001 was $51.0 million, up from $50.5 million for the same quarter in 2000. The year-earlier quarter reflected a net $7.6 million gain from both the sale of Associated's credit card portfolio and certain investment securities.

Second quarter mortgage banking income increased by $10.5 million from the year-earlier quarter due to record origination and sale of fixed rate first mortgage loans of $664 million, compared to $97 million in the second quarter of 2000. In addition, this quarter reflects a gain of $3 million from the sale of mortgage loan servicing rights.

                                - More -

         ASBC 2Q, add one

The increase in second quarter non-interest income overall was tempered by a decline in wealth management revenue resulting from weaker financial markets.

Non-interest expenses were $82.3 million for the second quarter, up 1.5 percent from the $81.0 million in the year-earlier quarter. While total non-interest expenses have increased modestly, the company's efficiency ratio improved from
56.03 percent last year to 51.38 percent for the second quarter of 2001.

Also in the second quarter, the company continued progress on its initiative to streamline operations in a way that improves Associated's ability to build customer relationships and improve productivity, most notably by successfully completing the consolidation of its six Wisconsin banking charters into a single national bank.

Associated President and CEO Robert C. Gallagher said he was pleased with the company's positioning for the future and its ability to effectively capitalize on declining interest rates.

"Earning $15 million in mortgage banking income and growing  commercial loans by
12.2  percent  are  highlights  of  our  financial  improvement.  These  results
demonstrate   our   commitment  to  providing   value  to  both   customers  and
shareholders.

"Certainly, declining interest rates, our pricing discipline, and shifting mix toward greater growth in commercial loans have significantly improved our net interest margin and helped our strong second quarter results. At the same time, our associates' commitment to providing value to customer relationships, in conjunction with our recent organizational changes, position us for strong performance over the long term," Gallagher said.

He reiterated Associated's previously stated expectation for 2001 earnings of $2.60 to $2.65 per diluted share, noting the relatively large contribution of mortgage banking fee income to the quarter's earnings, and that mortgage banking activity may have peaked in the second quarter due to the rapid decline in interest rates.

Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified multibank holding company with $13.2 billion in total assets. Associated has approximately 4,000 associates serving individuals, small, and large businesses with a full array of deposit, lending and wealth management services through more than 200 banking locations across Wisconsin, Illinois and Minnesota. Associated has paid a dividend for 125 consecutive quarters, with increases in each of the last 10 years, including an increase from 29 cents to 31 cents per share in the second quarter.

This news release contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are interest rates, changes in the mix of the company's business, competitive pressures, general economic conditions and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission.

                                      - 30 -


Tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

                                          June 30,    December 31,     June 30,
(in thousands)                              2001         2000            2000
Assets
Cash and due from banks                 $   309,521  $    368,186    $  338,727
Interest-bearing deposits in other
 financial institutions                       4,692         5,024         4,721
Federal funds sold and securities
  purchased under agreements to resell       42,350        23,310       116,320
Securities held to maturity, at
  amortized cost                                -         368,558       391,414
Securities available for sale, at fair
  value                                   3,249,373     2,891,647     2,848,595
Loans held for sale                         128,192        24,593        11,773
Loans                                     3,983,678     8,913,379     8,696,417
Allowance for loan losses                  (126,390)     (120,232)     (115,395)
    Loans, net                            8,857,288     8,793,147     8,581,022
Premises and equipment                      122,592       127,600       134,924
Other assets                                498,281       526,329       570,763
    Total assets                        $13,212,289  $ 13,128,394   $12,998,259

Liabilities and Stockholders' Equity
Noninterest-bearing deposits            $ 1,175,615  $  1,243,949   $ 1,131,871
Interest-bearing deposits                 7,324,611     8,047,697     8,113,520
    Total deposits                        8,500,226     9,291,646     9,245,391
Short-term borrowings                     2,958,835     2,598,203     2,555,837
Long-term debt                              522,234       122,420       122,792
Accrued expenses and other liabilities      180,316       147,429       144,016
    Total liabilities                    12,161,611    12,159,698    12,068,036

Stockholders' Equity
  Preferred stock                              -            -              -
  Common stock                                  664           664           688
  Surplus                                   297,289       296,479       355,279
  Retained earnings                         710,052       663,566       624,661
  Accumulated other comprehensive
     income (loss)                           51,857        15,581       (42,861)
  Treasury stock at cost                     (9,184)       (7,594)       (7,544)
    Total stockholders' equity            1,050,678       968,696       930,223
    Total liabilities and stockholders'
     equity                             $13,212,289  $ 13,128,394   $12,998,259


Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

                                                   For The Three Months Ended,   For The Six Months Ended,
                                                            June 30,                      June 30,
(in thousands, except per share amounts)             2001              2000         2001          2000
Interest Income
Interest and fees on loans                         $  178,236     $ 177,650      $ 362,611    $  349,889
Interest and dividends on investment securities:
  Taxable                                              37,082        40,782         75,654        82,504
  Tax-exempt                                           10,042         9,171         20,206        17,367
Interest on deposits in other financial
 institutions                                              94           106            215           170
Interest on federal funds sold and securities
  purchased under agreements to resell                    194           589            641         1,141
    Total interest income                             225,648       228,298        459,327       451,071
Interest Expense
Interest on deposits                                   78,965        92,137        170,392       173,695
Interest on short-term borrowings                      38,140        38,074         81,444        79,495
Interest on long-term debt                              4,591         1,725          6,536         3,170
    Total interest expense                            121,696       131,936        258,372       256,360
Net Interest Income                                   103,952        96,362        200,955       194,711
Provision for loan losses                               6,365         5,166         11,947        10,881
Net interest income after provision for
 loan losses                                           97,587        91,196        189,008       183,830
Noninterest Income
Trust service fees                                      7,339         9,526         15,411        19,649
Service charges on deposit accounts                     9,550         8,207         18,295        15,681
Mortgage banking                                       15,391         4,902         24,565         9,492
Credit card and other nondeposit fees                   7,234         7,260         14,020        12,536
Retail commissions                                      4,265         5,337          8,749        10,945
Asset sale gains, net                                     383        13,043            915        21,307
Investment securities gains (losses), net                  (4)       (5,490)           242        (7,192)
Other                                                   6,871         7,703         13,151        14,014
    Total noninterest income                           51,029        50,488         95,348        96,432
Noninterest Expense
Personnel expense                                      41,233        38,916         81,538        77,554
Occupancy                                               5,927         5,672         12,281        11,816
Equipment                                               3,650         3,755          7,330         7,852
Data processing                                         4,822         6,708          9,665        12,387
Business development and advertising                    3,191         3,269          6,192         6,499
Stationery and supplies                                 2,330         1,999          4,062         3,823
FDIC expense                                              446           421            880           898
Other                                                  20,679        20,291         38,780        38,813
    Total noninterest expense                          82,278        81,031        160,728       159,642
Income before income taxes                             66,338        60,653        123,628       120,620
Income tax expense                                     20,319        16,956         35,523        33,842
Net Income                                         $   46,019    $   43,697      $  88,105    $   86,778

Earnings Per Share:
  Basic                                            $     0.70    $     0.63      $    1.33    $     1.25
  Diluted                                          $     0.69    $     0.63      $    1.32    $     1.25
Average Shares Outstanding:
  Basic                                                66,146        68,918         66,148        69,211
  Diluted                                              66,691        69,206         66,676        69,508


Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share data)              2nd Qtr 2001    1st Qtr 2001    4th Qtr 2000    3rd Qtr 2000    2nd Qtr 2000
Summary of Operations
Interest income                                    $   225,648     $   233,679     $   242,194     $   237,892     $   228,298
Interest expense                                       121,696         136,676         147,876         143,354         131,936
Net interest income                                    103,952          97,003          94,318          94,538          96,362
Provision for loan losses                                6,365           5,582           5,203           4,122           5,166
Net interest income after provision for
  loan losses                                           97,587          91,421          89,115          90,416          91,196
Asset sale gains, net                                      383             532             (66)          3,179          13,043
Investment securities gains (losses)                        (4)            246            (455)             (2)         (5,490)
Noninterest income (excluding securities &
 asset gains)                                           50,650          43,541          43,916          41,192          42,935
Noninterest expense                                     82,278          78,450          77,929          80,165          81,031
Income taxes                                            20,319          15,204          14,880          13,116          16,956
Net income                                              46,019          42,086          39,701          41,504          43,697
Taxable equivalent adjustment                            5,541           5,601           5,869           5,840           5,321

At Period End
Assets                                             $13,212,289     $13,122,386     $13,128,394     $13,120,002     $12,998,259
Earning assets                                      12,408,285      12,336,663      12,226,511      12,223,247      12,069,240
Loans                                                8,983,678       8,935,543       8,913,379       8,858,665       8,696,417
Allowance for loan losses                              126,390         123,668         120,232         117,607         115,395
Deposits                                             8,500,226       8,687,691       9,291,646       9,331,316       9,245,391
Stockholders' equity                                 1,050,678       1,023,978         968,696         930,183         930,223
Stockholders' equity / assets                             7.95%           7.80%           7.38%           7.09%           7.16%
Goodwill and core deposit intangibles                  102,497         104,598         106,700         108,885         111,165

Average Balances
Assets                                             $13,036,595     $13,014,503     $13,086,752     $12,903,544     $12,674,173
Earning assets                                      12,228,357      12,197,015      12,288,402      12,122,879      11,930,943
Interest-bearing liabilities                        10,760,548      10,805,833      10,854,175      10,724,729      10,563,782
Loans                                                9,063,780       8,985,659       8,921,729       8,771,251       8,596,649
Deposits                                             8,504,760       8,788,540       9,435,473       9,252,903       9,086,902
Stockholders' equity                                 1,024,287         993,284         931,665         930,256         921,985
Stockholders' equity / assets                             7.86%           7.63%           7.12%           7.21%           7.27%

Credit Quality
Nonaccrual loans                                   $    49,147     $    50,310     $    41,045     $    39,907     $    35,155
Loans 90 or more days past due and
 still accruing (4)                                      3,779           4,788           6,492           5,520           4,886
Restructured loans                                         143             146             159              23              -
    Total nonperforming loans                           53,069          55,244          47,696          45,450          40,041
Other real estate owned (ORE)                            2,603           3,285           4,032           3,710           3,954
    Total nonperforming assets                          55,672          58,529          51,728          49,160          43,995
Net charge-offs                                          3,643           2,146           2,578           1,910           1,852

Allowance for loan losses / loans                         1.41%           1.38%           1.35%           1.33%           1.33%
Allowance for loan losses / nonperforming assets        227.03          211.29          232.43          239.23          262.29
Allowance for loan losses / nonperforming loans         238.16          223.86          252.08          258.76          288.19
Nonperforming assets / loans plus ORE                     0.62            0.65            0.58            0.55            0.51
Nonperforming assets / total assets                       0.42            0.45            0.39            0.37            0.34
Net charge-offs / average loans (annualized)              0.16            0.10            0.11            0.09            0.09

Per Common Share Data (1)
Net income:
     Basic                                         $      0.70     $      0.64     $      0.60     $      0.61     $      0.63
     Diluted                                              0.69            0.63            0.60            0.61            0.63
     Cash diluted (2)                                     0.72            0.66            0.63            0.63            0.66
Dividends                                                 0.31            0.29            0.29            0.29          0.2636

Market Value:
     High                                          $     35.99     $     36.19     $     30.63     $     26.63     $     27.27
     Low                                                 31.63           29.75           21.84           22.13           21.81
     Close                                               35.99           33.25           30.38           26.25           21.81
     Book value                                          15.89           15.48           14.65           13.94           13.57
Shares outstanding, end of period                       66,105          66,135          66,116          66,725          68,536

Performance Ratios (annualized)
Net interest margin                                       3.56%           3.34%           3.20%           3.25%           3.37%
Return on average assets                                  1.42            1.31            1.21            1.28            1.39
Return on average equity                                 18.02           17.18           16.95           17.75           19.06
Efficiency ratio (3)                                     51.38           53.68           54.08           56.63           56.03
Effective tax rate                                       30.63           26.54           27.26           24.01           27.96
Dividend payout ratio (basic)                            44.29           45.31           48.33           47.54           41.84

(1) Per share data adjusted retroactively for stock splits and stock dividends.
(2) Cash diluted EPS excludes the after-tax effect of the amortization of goodwill related intangibles in net income.
(3) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gain, net, and asset sales gains, net.
(4) Does not include guaranteed student loans. Guaranteed student loans 90+ days past due and still accruing totaled $18.4 million as of June 30, 2001.

Financial Summary and Comparison
Associated Banc-Corp

                                                  Three months ended                         Six months ended
                                                       June 30,                                  June 30,
(in thousands, except per share data)          2001         2000       % Change         2001      2000       % Change
Summary of Operations
Interest income                            $    225,648  $    228,298     (1.2)  $    459,327  $    451,071      1.8
Interest expense                                121,696       131,936     (7.8)       258,372       256,360      0.8
Net interest income                             103,952        96,362      7.9        200,955       194,711      3.2
Provision for loan losses                         6,365         5,166     23.2         11,947        10,881      9.8
Net interest income after provision
  for loan losses                                97,587        91,196      7.0        189,008       183,830      2.8
Asset sale gains, net                               383        13,043    (97.1)           915        21,307    (95.7)
Investment securities gains (losses)                 (4)       (5,490)   (99.9)           242        (7,192)  (103.4)
Noninterest income (excluding securities
  & asset gains)                                 50,650        42,935     18.0         94,191        82,317     14.4
Noninterest expense                              82,278        81,031      1.5        160,728       159,642      0.7
Income taxes                                     20,319        16,956     19.8         35,523        33,842      5.0
Net income                                       46,019        43,697      5.3         88,105        86,778      1.5
Taxable equivalent adjustment                     5,541         5,321      4.1         11,142        10,038     11.0

At Period End
Assets                                                                           $ 13,212,289  $ 12,998,259      1.6
Earning assets                                                                     12,408,285    12,069,240      2.8
Loans                                                                               8,983,678     8,696,417      3.3
Allowance for loan losses                                                             126,390       115,395      9.5
Deposits                                                                            8,500,226     9,245,391     (8.1)
Stockholders' equity                                                                1,050,678       930,223     12.9

Average Balances
Assets                                     $ 13,036,595  $ 12,674,173      2.9   $ 13,024,517  $ 12,623,312      3.2
Earning assets                               12,228,357    11,930,943      2.5     12,212,773    11,886,427      2.7
Interest-bearing liabilities                 10,760,548    10,563,782      1.9     10,783,065    10,552,405      2.2
Loans                                         9,063,780     8,596,649      5.4      9,024,935     8,527,965      5.8
Deposits                                      8,504,760     9,086,902     (6.4)     8,645,866     8,859,041     (2.4)
Stockholders' equity                          1,024,287       921,985     11.1      1,008,871       909,262     11.0
Stockholders' equity / assets                      7.86%         7.27%                   7.75%         7.20%

Per Common Share Data (1)
Net income:
  Basic                                    $       0.70  $       0.63     11.1   $       1.33  $       1.25      6.4
  Diluted                                          0.69          0.63      9.5           1.32          1.25      5.6
  Cash diluted (2)                                 0.72          0.66      9.1           1.38          1.31      5.3
Dividends                                          0.31        0.2636     17.6           0.60        0.5272     13.8

Market Value:
  High                                     $      35.99  $      27.27     32.0   $      36.19  $      30.06     20.4
  Low                                             31.63         21.81     45.0          29.75         20.29     46.6
  Close                                           35.99         21.81     65.0          35.99         21.81     65.0
Book value                                        15.89         13.57     17.1          15.89         13.57     17.1
Shares outstanding, end of period                66,105        68,536     (3.5)        66,105        68,536     (3.5)

Performance Ratios (annualized)
Net interest margin                                3.56%         3.37%                   3.45%         3.41%
Return on average assets                           1.42          1.39                    1.36          1.38
Return on average equity                          18.02         19.06                   17.61         19.19
Efficiency ratio (3)                              51.38         56.03                   52.48         55.61
Effective tax rate                                30.63         27.96                   28.73         28.06
Dividend payout ratio (basic)                     44.29         41.84                   45.11         42.18

(1) Per share data adjusted retroactively for stock splits and stock dividends.
(2) Cash diluted EPS excludes the after-tax effect of the amortization of goodwill related intangibles in net income.
(3) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gain, net, and asset sales gains, net.